UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Press Release
On February 5, 2016, KBS Strategic Opportunity REIT, Inc. (the “Company”) issued a press release regarding a proposed offering of debt securities in Israel (the “Offering”). A copy of such press release is attached as Exhibit 99.1 to this Form 8-K.
IFRS Financial Statements
In connection with the Offering, the Company is required to prepare and file with the Israel Securities Authority financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”). Such IFRS financial statements are attached as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to this Form 8-K.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Press Release

99.2	KBS SOR BVI HOLDINGS LTD Pro Forma Consolidated Financial Statements December 31, 2014 (Audited)

99.3	KBS SOR BVI HOLDINGS LTD Interim Pro Forma Consolidated Financial Statements September 30, 2015 (Unaudited)

99.4	KBS SOR BVI HOLDINGS LTD Financial statements December 18, 2015 (day of incorporation)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: February 5, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary